UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  March 20, 2025

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-36518	XPLR INFRASTRUCTURE, LP	30-0818558
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Delaware

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Units	XIFR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

On March 20, 2025, XPLR issued a press release announcing the offering of $1,400 million in aggregate principal amount of XPLR Infrastructure Operating Partners, LP's senior unsecured notes, including senior unsecured notes due in 2031 and senior unsecured notes due in 2033 in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

On March 10, 2025, a federal securities class action lawsuit was filed in the U.S. District Court for the Southern District of Florida against XPLR Infrastructure, LP (XPLR) and certain former executives and certain current and former directors. The lawsuit sought unspecified damages, alleging that the defendants made false and misleading statements regarding XPLR's business model, arrangements relating to noncontrolling class B members' interests under certain limited liability company agreements to which XPLR and certain of its subsidiaries is a party and distributions. The alleged class included all persons or entities other than the defendants who purchased or otherwise acquired XPLR securities between January 26, 2021 and January 27, 2025. On March 13, 2025, the court dismissed the lawsuit without prejudice as a shotgun complaint and granted plaintiff the ability to refile an amended complaint. On March 14, 2025, the plaintiff filed a notice of voluntary dismissal which was granted on March 17, 2025 and the case was dismissed without prejudice and closed. We cannot provide assurance that the plaintiff will not refile.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit Number	Description
99.1	XPLR Infrastructure, LP News Release dated March 20, 2025
101	Interactive data files for this Form 8-K formatted in Inline XBRL
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 20, 2025

XPLR INFRASTRUCTURE, LP
(Registrant)

JAMES M. MAY
James M. May Controller (Principal Accounting Officer)